EXHIBIT (8)(e)(10)

AMENDED SCHEDULE A TO PARTICIPATION AGREEMENT DATED

MAY 1, 2016 (TST)

Schedule A

to

Participation Agreement

Between

Transamerica Series Trust

and

Transamerica Life Insurance Company

Transamerica Financial Life Insurance Company

Transamerica Premier Life Insurance Company

Dated

May 1, 2013

ACCOUNTS, CONTRACTS, FUNDS

EFFECTIVE AS OF MAY 1, 2016

Name of Account

AES Private Placement VA Separate Account

ML of New York Variable Annuity Separate Account A

ML of New York Variable Annuity Separate Account C

Mutual Fund Account

PFL Corporate Account One

Retirement Builder Variable Annuity Account

Separate Account Fund B

Separate Account Fund C

Separate Account VA-2L

Separate Account VA-2LNY Separate Account VA-6

Separate Account VA-6NY

Separate Account VA-7

Separate Account VA-8

Separate Account VA AA

Separate Account VA B

Separate Account VA BNY

Separate Account VA CC

Separate Account VA FF

Separate Account VA HH

Separate Account VA Q

Separate Account VA QNY

Separate Account VA QQ

Separate Account VA U

Separate Account VA V

Separate Account VL

Separate Account VL A

Separate Account VUL-1 of Transamerica Life Insurance Company

Separate Account VUL-2 of Transamerica Life Insurance Company

Separate Account VUL-3 of Transamerica Life Insurance Company

Separate Account VUL-4 of Transamerica Life Insurance Company

Separate Account VUL-5 of Transamerica Life Insurance Company

Separate Account VUL-6 of Transamerica Life Insurance Company

Separate Account VUL-A

TA PPVUL 1

TFLIC Separate Account C

TFLIC Series Annuity Account

TFLIC Series Life Account

TFLIC Separate Account VNY

Transamerica Corporate Separate Account Sixteen

Transamerica Occidental Separate Account Two

WRL Series Annuity Account

WRL Series Annuity Account B

WRL Series Life Account

WRL Series Life Account G

Name of Contract

Advantage SE

Advantage V

Advantage VI

Advantage X

Advisor’s EdgeSM NY Variable Annuity

Advisor’s Edge Select Private Placement

Advisor’s Edge SelectSM Variable Annuity

Advisor’s EdgeSM Variable Annuity

Advisor’s EdgeSM Variable Annuity (NY)

Dreyfus/Transamerica Triple Advantage® Variable Annuity

Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)

DWS Personal Pension Variable Annuity

DWS Personal Pension Variable Annuity (NY)

Estate Enhancer Variable Life

Fund B

Fund C

Huntington Allstar Select

Immediate Income BuilderSM II

Income EliteSM Variable Annuity

Income EliteSM Variable Annuity (NY)

Inheritance Builder Plus

Janus Annuity Variable Annuity

Legacy Builder Plus

MEMBERS® ExtraSM Variable Annuity

MEMBERS® FreedomSM Variable Annuity

MEMBERS® LandmarkSM Variable Annuity

MEMBERS® LibertySM Variable Annuity

MEMBERS® Variable Annuity Series

Merrill Lynch Investor Choice AnnuitySM (NY (Investor Series)

Merrill Lynch Consults Annuity® (NY)

Merrill Lynch Retirement Power® (NY)

Merrill Lynch Retirement Optimizer® (NY)

Partners Variable Annuity Series

Portfolio SelectSM Variable Annuity

Premier Asset Builder Variable Annuity

Prism Variable Annuity (A & B Units)

Privilege Select Variable Annuity

Retirement Income Builder – BAI Variable Annuity

Retirement Income Builder IISM Variable Annuity

Retirement Income BuilderSM Variable Annuity

SecurePathSM Variable Annuity

SecurePathSM NY Variable Annuity

TFLIC Financial Freedom Builder

TFLIC Freedom Elite Builder

TFLIC Freedom Elite Builder II

TFLIC Freedom Premier Variable Annuity

TFLIC Freedom Wealth Protector

Transamerica Journey NY

The Atlas Portfolio Builder Variable Annuity

The Equity Protector

The One® Income AnnuitySM

TransAccumulator® VUL

TransAccumulator® VUL II

Transamerica Access Variable Annuity

Transamerica Advisor EliteSM II

Transamerica Advisor EliteSM Variable Annuity

Transamerica Advisor EliteSM Variable Annuity (NY)

Transamerica AxiomSM II

Transamerica AxiomSM Variable Annuity

Transamerica AxiomSM NY Variable Annuity

Transamerica Bounty® Variable Annuity

Transamerica Catalyst® Variable Annuity

Transamerica Classic® Variable Annuity

Transamerica Classic® Variable Annuity (NY)

Transamerica Elite

Transamerica ExtraSM Variable Annuity

Transamerica® Freedom Asset Advisor

Transamerica® Freedom Elite Builder II

Transamerica Associate Freedom Elite Builder

Transamerica FreedomSM Variable Annuity

Transamerica Income EliteSM II

Transamerica Journey

Transamerica LandmarkSM Variable Annuity

Transamerica LandmarkSM NY Variable Annuity

Transamerica LibertySM Variable Annuity

Transamerica LibertySM NY Variable Annuity

Transamerica Lineage®

Transamerica Opportunity Builder Variable Annuity

Transamerica Preferred Advantage Variable Annuity

Transamerica PrincipiumSM III

Transamerica PrincipiumSM III (NY)

Transamerica PrincipiumSM II Variable Annuity

Transamerica PrincipiumSM II Variable Annuity (NY)

Transamerica PrincipiumSM Variable Annuity

Transamerica Retirement Income PlusSM

Transamerica SecurePathSM for Life Product

Transamerica Traditions Variable Annuity

Transamerica Tribute®

Transamerica Variable Annuity Series

Transamerica Variable Annuity Series (NY)

Transamerica Variable Annuity O-Share

Transamerica Variable Annuity O-Share (NY)

Transamerica® Xcelerator Exec

TransEquity®

TransEquity® II

TransMark Optimum Choice® Variable Annuity

TransSurvivorSM VUL

TransUltra® VUL

WRL Evolution

WRL Financial Freedom Builder

WRL ForLife

WRL Benefactor

WRL Freedom Access® II

WRL Freedom Access Variable Annuity

WRL Freedom Advisor

WRL Freedom Attainer Variable Annuity

WRL Freedom Bellwether Variable Annuity

WRL Freedom Conqueror Variable Annuity

WRL Freedom Elite

WRL Freedom Elite Advisor

WRL Freedom Elite Builder WRL Freedom Enhancer® II

WRL Freedom Enhancer Variable Annuity

WRL Freedom Equity Protector

WRL Freedom Multiple

WRL Freedom Premier® II

WRL Freedom Premier III Variable Annuity

WRL Freedom Premier Variable Annuity

WRL Freedom SP Plus

WRL Freedom Variable Annuity

WRL Freedom Wealth Creator Variable Annuity

WRL Freedom Wealth Protector

WRL Xcelerator and Xcelerator Focus

Name of Fund

Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted.

Transamerica AB Dynamic Allocation VP

Transamerica Aegon Government Money Market VP

Transamerica Aegon High Yield Bond VP

Transamerica Aegon U.S. Government Securities VP

Transamerica American Funds Managed Risk VP

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Barrow Hanley Dividend Focused VP

Transamerica BlackRock Equity Smart Beta 100 VP (Currently not offering Initial Class Shares)

Transamerica BlackRock Global Allocation VP

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

Transamerica BlackRock Smart Beta 50 VP (Currently not offering Initial Class Shares)

Transamerica BlackRock Smart Beta 75 VP (Currently not offering Initial Class Shares)

Transamerica BlackRock Tactical Allocation VP

Transamerica Clarion Global Real Estate Securities VP

Transamerica International Moderate Growth VP

Transamerica Janus Balanced VP

Transamerica Janus Mid-Cap Growth VP

Transamerica Jennison Growth VP

Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica JPMorgan Tactical Allocation VP

Transamerica Legg Mason Dynamic Allocation – Balanced VP (Currently not offering Initial Class Shares)

Transamerica Legg Mason Dynamic Allocation – Growth VP (Currently not offering Initial Class Shares)

Transamerica Madison Balanced Allocation VP (Currently not offering Initial Class Shares)

Transamerica Madison Conservative Allocation VP (Currently not offering Initial Class Shares)

Transamerica Madison Diversified Income VP (Currently not offering Initial Class Shares)

Transamerica Managed Risk – Balanced ETF VP

Transamerica Managed Risk – Conservative ETF VP

Transamerica Managed Risk – Growth ETF VP

Transamerica Market Participation Strategy VP (Currently not offering Initial Class Shares)

Transamerica MFS International Equity VP

Transamerica Morgan Stanley Capital Growth VP

Transamerica Multi-Managed Balanced VP

Transamerica Multi-Manager Alternative Strategies VP

Transamerica PIMCO Tactical – Balanced VP

Transamerica PIMCO Tactical – Conservative VP

Transamerica PIMCO Tactical – Growth VP

Transamerica PIMCO Total Return VP

Transamerica PineBridge Inflation Opportunities VP

Transamerica ProFund UltraBear VP (Currently not offering Initial Class Shares)

Transamerica QS Investors Active Asset Allocation – Conservative VP

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

Transamerica QS Investors Active Asset Allocation – Moderate VP

Transamerica Systematic Small/Mid Cap Value VP

Transamerica Torray Concentrated Growth VP

Transamerica T. Rowe Price Small Cap VP

Transamerica TS&W International Equity VP

Transamerica Voya Limited Maturity Bond VP

Transamerica Voya Mid Cap Opportunities VP

Transamerica WMC US Growth VP

Transamerica WMC US Growth II VP